2015-04-30, 16:50:09, EST

File insider report – Completed

The transaction has been reported.

Reported transactions for this session.

Insider:	Norris.B	Issuer:	TransGlobe Ener	Security	Common Sha

Transaction Number	2650789
Security designation	Common Shares
Opening balance of securities held	20268
Date of transaction	2014-08-26
Nature of transaction	10-Acquisition or disposition in the public market
Number or value or securities
Disposed of	12744
Unit price or exercise price	7.31	Currency	Canadian Dollar

Closing balance of securities held	7524	Insider’s
		calculated
		balance
Filing date/time	2015-04-30
	16:49:58
General remarks (if necessary to describe the transaction)
Private remarks to securities regulatory authorities

2015-04-30, 17:01:15, EST

File insider report – Completed

The transaction has been reported.

Reported transactions for this session.

Insider:	Norris.B	Issuer:	TransGlobe Ener	Security	Common Sha

Transaction Number		2650802
Security designation		Common Shares
Opening balance of securities held		7524
Date of transaction		2015-03-18
Nature of transaction		90 – Change in the nature of ownership
Number or value or securities
Disposed of		3625
Unit price or exercise price		Currency

Closing balance of securities held	3899	Insider’s
		calculated
		balance
Filing date/time	2015-04-30
	17:01:08
General remarks (if necessary to describe the transaction)
Private remarks to securities regulatory authorities

2015-04-30, 17:05:06, EST

File insider report – Completed

The transaction has been reported.

Reported transactions for this session.

Insider:	Norris.B	Issuer:	TransGlobe Ener	Security	Common Sha	Holder	Spousal TFSA

Transaction Number		2650805
Security designation		Common Shares
Opening balance of securities held		0
Date of transaction		2015-03-18
Nature of transaction		90 – Change in the nature of ownership
Number or value or securities
Disposed of		0
Unit price or exercise price		Currency

Closing balance of securities held	3625	Insider’s
		calculated
		balance
Filing date/time	2015-04-30
	17:55:19
General remarks (if necessary to describe the transaction)
Private remarks to securities regulatory authorities